UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 7, 2026

CN Healthy Food Tech Group Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41898	85-4105289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fuhuali Zhonghai Plaza, Building B, Suite 1001

2021 West Jiuzhou Blvd., Xiangzhou District

Zhuhai City, Guangdong Province, China 519000

(Address, including zip code, of principal executive offices)

+(86) 0756-8300081

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	UCFI	The Nasdaq Stock Market
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50 per share	UCFIW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Summary

Nasdaq Hearings Panel Determines That Company Is in Compliance With Nasdaq Listing Rules and Approves Continued Listing, Subject to Conditions, Including a One-Year Discretionary Panel Monitor

On October 7, 2026, the Nasdaq Hearings Panel (the “Panel”) of The Nasdaq Stock Market LLC (“Nasdaq”) issued a decision (the “Panel Decision”) finding CN Healthy Food Tech Group Corp. (the “Company”) in compliance with the Nasdaq Listing Rules and granting the Company’s request to remain listed on Nasdaq, subject to the conditions described below, including a one-year Discretionary Panel Monitor. Although the Panel granted the Company’s request to remain listed, the Panel also found that the Company failed to provide Nasdaq, and the investing public, with accurate information as to the status of its application with the China Securities Regulatory Commission (the “CSRC”) in connection with the Company’s listing on Nasdaq. The Panel noted, however, that the omission did not relate to the Company’s finances or business operations, which the Panel described as matters more fundamental to an investor’s assessment of a company’s investment prospects and the integrity of senior management.

This Current Report on Form 8-K is being filed to satisfy the public disclosure condition imposed by the Panel, which requires such disclosure on or before October 14, 2026.

Background

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 21, 2026, the Company received a letter from the Listing Qualifications Staff of Nasdaq (the “Staff”) notifying the Company of the Staff’s determination to delist the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share (together with the Common Stock, the “Listed Securities”), based on Nasdaq’s discretionary authority under Nasdaq Listing Rule 5101 and IM-5101-1 and the Company’s alleged violation of Nasdaq Listing Rules 5205(e) and 5250(a)(1). The Staff’s determination related to the Company’s Current Report on Form 8-K filed with the SEC on September 30, 2025, which the Staff claimed did not disclose that the Company’s filing with the CSRC remained under review at the time of the Company’s listing on Nasdaq. The Company timely requested a hearing before the Panel, which was held on August 27, 2026.

Panel Decision

In the Panel Decision, the Panel found that the Company’s failure to disclose the status of its CSRC application constituted a material omission to both Nasdaq and the public, and that the Company’s reliance on the advice of counsel did not absolve it of its obligation to make accurate disclosures. The Panel noted, however, that the omission did not relate to the Company’s finances or business operations, and, in light of the CSRC’s closure of its investigation, the remedial measures adopted by the Company and the harm that delisting would cause to current shareholders, the Panel determined, pursuant to Nasdaq Listing Rule 5815(c)(4), to permit the Company to remain listed, subject to the following conditions:

1. Public Disclosure; Remedial Measures. On or before October 14, 2026, the Company must publicly disclose the Panel’s finding described above, the remedial measures described to the Panel, the Company’s commitment to maintain those measures and the Discretionary Panel Monitor. The Company is satisfying this condition by the filing of this Current Report on Form 8-K. The remedial measures described to the Panel, each of which the Company has implemented, are:

(a) terminating the Company’s prior counsel in the People’s Republic of China (the “PRC”) and engaging a new and more prestigious PRC law firm, under a three-year engagement to serve as the Company’s compliance advisor, including monitoring the Company’s CSRC reporting and filing obligations;

(b) adopting a Rectification Measures Outline approved by the Company’s Board of Directors (the “Board”) providing for, among other things, the establishment of a Compliance and Risk Management Department, regular compliance self-assessments and an internal compliance training program for management and staff, and forming a Disclosures & Communications Committee;

(c) implementing a multi-level review process for the Company’s capital market operations, public disclosures and communications with Nasdaq, and adopting formal written disclosure controls and procedures; and

(d) maintaining a seven-member board comprised of three executive directors and four independent directors, with fully independent audit, compensation and nominating and corporate governance committees.

The Company has committed to maintain each of the foregoing remedial measures for a period of three years from the date of the Panel Decision, unless a shorter period is otherwise agreed to by the Staff.

2. Discretionary Panel Monitor. Pursuant to Nasdaq Listing Rule 5815(d)(4)(A), the Panel has imposed a Discretionary Panel Monitor for a one-year period. If the Nasdaq Listing Qualifications Department determines that the Company fails any listing standard during the monitoring period, then, notwithstanding Nasdaq Listing Rule 5810(c)(2), the Company will not be permitted to submit a plan of compliance with respect to that deficiency, the Listing Qualifications Department will not be permitted to grant the Company additional time to regain compliance, and the Company will not be afforded any cure or compliance period that would otherwise be available under Nasdaq Listing Rule 5810(c)(3). Instead, the Listing Qualifications Department will promptly issue a Staff Delisting Determination.

The Company may request review of the Panel Decision by the Nasdaq Listing and Hearing Review Council (the “Listing Council”) by submitting a written request within 15 days from the date of the Panel Decision. In addition, the Listing Council may, on its own motion, determine to review the Panel Decision within 45 calendar days after its issuance and, if it does so, may affirm, modify, reverse, dismiss or remand the Panel Decision. The Company does not intend to request review of the Panel Decision by the Listing Council.

There can be no assurance that the Listing Council will not call the Panel Decision for review, that trading in the Listed Securities will resume in the near future, or that the Company will maintain compliance with Nasdaq’s listing requirements during the Discretionary Panel Monitor period or thereafter.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995, including statements regarding the resumption of trading in the Listed Securities, the Company’s ability to maintain the remedial measures described above and to comply with Nasdaq’s listing requirements and the conditions of the Panel Decision, and the Company’s ability to comply with Nasdaq’s other continued listing standards, including, but not limited to, those related to the minimum market value of publicly held shares and minimum bid price. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “would” and similar expressions are intended to identify forward-looking statements. These statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including the risk that the Listing Council calls the Panel Decision for review and modifies or reverses it, the risk that the Company fails to satisfy a Nasdaq listing standard during the Discretionary Panel Monitor period, in which case the Company would not be afforded a compliance plan or cure period, the risk of further action by the CSRC or other PRC authorities, and those risks set forth in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and other filings with the SEC. The Company undertakes no obligation to update or revise any forward-looking statement, except as required by law.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CN HEALTHY FOOD TECH GROUP CORP.

Date: October 13, 2026	By:	/s/ Zhenjun Jiang
	Name:	Zhenjun Jiang
	Title:	Chief Executive Officer and Chairman of the Board

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